Exhibit 99.1

			CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
					AS ADOPTED PURSUANT TO
			SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the period ending June 30, 2002. The undersigned hereby certify that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material the financial condition and results of operations of the Company.



August 15, 2002                             /s/Raul S. McQuivey
Date        	                       ____________________________
						     Raul S. McQuviey
                                         Principal Executive Officer

August 15, 2002                             /s/Sidney C. Hooper
Date                                     ____________________________
						     Sidney C. Hooper
                                         Principal Accounting Officer